[COMPANY LOGO OF JOHN HANCOCK.]                                 Policy Details - Variable Life

                                                                [ ] John Hancock Life Insurance Company (U.S.A.)
Service Office:                                                 [ ] John Hancock Variable Life Insurance Company
200 BLOOR STREET EAST                                           [ ] John Hancock Life Insurance Company
TORONTO, ONTARIO                                                (hereinafter referred to as The Company)
CANADA M4W 1E5
                                                                .   This form is part of the Application for Life Insurance
                                                                    for the Proposed Life Insured(s).
                                                                .   Print and use black ink. Any changes must be initialed by
                                                                    the Proposed Life Insured(s) and/or Owner(s).

Proposed Life Insured (Life One)
                                                                Proposed Life Insured (Life Two)
Name  First      Middle      Last                               Name  First      Middle      Last

____________________________________________________________________________________________________________

Name(s) of Owner(s) _____________________________________________________________________________________________________

                    _____________________________________________________________________________________________________



Plan Name

Single Life           [ ] Protection VUL            [ ] Accumulation VUL          [ ]Corporate VUL

                      [ ] Other ________________________________________________________________________________

Survivorship Life     [ ] SVUL                      [ ] Other
                                            ____________________________________

Amount

1.Face Amount/                                                              (Total Face Amount is the sum of
  Base Face Amount (BFA) excluding any additional benefits $                 the BFA and the SFA on Page 2.)

Premiums

2. Frequency:         [ ] Annual [ ] Semi-Annual [ ] Quarterly [ ] Monthly - Billed (SVUL only) [ ] List Billed
                                                                       (only available on Corporate VUL and SVUL)

                      [ ] Pre-Authorized Payment Plan (See Special Instructions on cover page and complete "Request for Pre-
                          Authorized Payment Plan" - form NB5087US.)

                      [ ] Other _____________________________________________________________________________

Premium Notices and Correspondence

3. a) Send Premium Notices to:    [ ] Owner(s)  [ ] Life One  [ ] Life Two  [ ] Employer's Address

   b) Send Correspondence to:     [ ] Same as Premium Notices (as above)

                                  [ ] Other: Name & Address
                                                                            Name

                                                                            ____________________________________________
                                                                            Street No. & Name, Apt No.

                                                                            ___________________________
                                                                            City    State    Zip code

                                                                            ____________________________________________
VARIABLE LIFE - SINGLE LIFE

4. a) Life Insurance Qualification Test

      [ ] Guideline Premium    [ ] Cash Value Accumulation

       Note:  Elected test cannot be changed after the policy is issued. You may request an Illustration on both tests before making your election.

  b) Death Benefit Option [ ] Option 1/Option A (Face Amount/BFA) [ ] Option 2/Option B (Face Amount/BFA plus
Policy/Account Value)

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
VARIABLE LIFE - SINGLE LIFE - continued
 Protection VUL

[ ] Accelerated Death Benefit (for terminal illness)
                                                             [ ] Level Supplemental Face Amount (SFA) of
[ ] Disability Payment of Specified Premium:                     $______ for the life of the policy
    Monthly Specified Premium Amount
    $                                                        [ ] LifeCare Benefit Rider (Please complete form NB5018.)
                                                                 [ ] LifeCare Benefit Max (LMAX) Extension Rider
[ ] Extended No Lapse Guarantee (beyond Basic Period)
    [ ]  To Age            [ ] Period                        [ ] Other _________________________

 Accumulation VUL

[ ] Accelerated Death Benefit (for terminal illness)         [ ] Supplemental Face Amount (SFA) (Check only one option below.)

[ ] Cash Value Enhancement Rider                                 [ ] Level SFA of $_______ for life of the policy

[ ] Disability Payment of Specified Premium:                     [ ] Initial SFA of $_______ with Total Face Amount increasing
    Monthly Specified Premium Amount
    $                                                                by:% or $per year for policy years (level thereafter)

                                                                 [ ] Customize Level or Increasing Schedule
[ ] LifeCare Benefit Rider (Please complete form NB5018.)            (List by policy year. SFA decreases cannot be scheduled at issue. Please complete form NB5064.)
    [ ] LifeCare Benefit Max (LMAX) Extension Rider

[ ] Overloan Protection Rider (Only available with GPT)      [ ] Other_________________________

[ ] Return of Premium Death Benefit (with DB Option 1 only)
    Increase Rate  [ ] Yes______%  [ ] No

    Percentage of Premiums to be returned at death
    (Whole numbers only. Maximum 100%) _______%

Corporate VUL

[ ] Supplemental Face Amount (SFA) (Check only one option below.)                [ ] Enhanced Cash Value Rider
    [ ] Level SFA of $_______ for life of the policy
                                                                                   [ ] Other
    [ ] Initial SFA of $______ with Total Face Amount increasing by: ____% or $_______ per year for______ policy years (level thereafter)

    [ ] Customize Level or Increasing Schedule
        (List by policy year. SFA decreases cannot be scheduled at issue. Please complete form NB5064.)
    [ ] Premium Cost Recovery:
    [ ] Initial SFA of $______ with Total Face Amount increasing by Premium Cost Recovery:
                  [ ] Recovery increase percentage ______%
                  [ ] Recovery increase years (level thereafter)

VARIABLE LIFE - SURVIVORSHIP LIFE
5. a) Life Insurance Qualification Test
      [ ] Guideline Premium      [ ] Cash Value Accumulation (not available on SVUL)
      Note:   Elected test cannot be changed after the policy is issued. You may request an Illustration on both tests before making your election.

    b) Death Benefit Option [ ] Option 1/Option A (Face Amount/BFA) [ ] Option 2/Option B (Face Amount/BFA plus Policy/
                                                                                                Account Value)

      SVUL
    [ ] Extended No Lapse Guarantee (beyond Basic Period)    [ ] Supplementary Term Insurance
        [ ] To Age______ [ ] Period_______                   [ ] Other _________________________

    [ ] Four Year Term (EPR)
    [ ] Policy Split Option
    [ ] Return of Premium Death Benefit (with DB Option 1 only)
        Increase Rate [ ] Yes_______ %    [ ] No
Percentage of Premiums to be returned at death
(Whole numbers only. Maximum 100%) _________%

Additional Information - These questions apply to the OWNER(S) of the policy. All questions must be answered.

6. a) If an additional or optional policy is being applied for in a separate application, state plan and amount.
       Plan name ____________________________________________      $__________

   b) Do you understand that you may need to pay premiums in addition to Planned Premium if the current policy charges or actual investment performance are different from the assumptions used in your Illustration (assuming the requirements of any applicable guaranteed death benefit
       feature have not been satisfied)?               [ ] Yes  [ ] No

7. Have you received a current prospectus (and any supplements) for the
   applicable policy?          [ ] Yes  [ ] No

If Yes, date of prospectus(es)        mmm dd  yyyy Date of supplement(s) mmm dd  yyyy
Date of John Hancock Trust prospectus mmm dd  yyyy Date of supplement    mmm dd  yyyy
(if applicable)

8. With the above in mind, does the policy meet your insurance objectives and
   your anticipated financial needs?          [ ]Yes  [ ] No

Investor Suitability Statements

9. I UNDERSTAND THAT UNDER THE APPLIED FOR POLICY:

       (A) THE AMOUNT OF THE INSURANCE BENEFITS, OR THE DURATION OF THE INSURANCE COVERAGE, OR BOTH, MAY BE VARIABLE OR FIXED.

       (B) THE AMOUNT OF THE INSURANCE BENEFITS, THE DURATION OF THE INSURANCE COVERAGE, AND THE POLICY/ACCOUNT VALUE, MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CHOSEN INVESTMENT ACCOUNTS AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY/ACCOUNT VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.

       (C) THE ENTIRE INVESTMENT COULD BE LOST BECAUSE OF THE PERFORMANCE OF THE INVESTMENT FUND AND IN THE ABSENCE OF ADDITIONAL PREMIUM PAYMENT, THE INSURANCE COVERAGE COULD LAPSE.

Telephone and/or Internet Transfer/Allocation Change Authorization

10.I understand and agree that:

       a) Telephone and internet transfers and allocation changes will also be subject to the conditions of the policy, the administrative requirements of The Company, and the provisions of the policy's prospectus.

       b) The Company may act on telephone and internet instructions from the Owner or from any such person, if the policy is jointly owned. The Company, its agents, or representatives of employees who act on its behalf, will not be subject to any claim, liability, loss, expense or cost if it acted on good faith upon telephone or internet instructions it reasonably believes to be genuine in reliance on this signed authorization. The Company will employ reasonable procedures to confirm that the instructions communicated by telephone and internet are genuine. Such procedures shall consist of confirming a valid telephone and internet authorization form is on file, requiring the registration and the use of a unique password for internet authorization and tape recording conversations and providing written confirmation thereof.

       c) The Company, at its option alone and without prior or subsequent notice to the Owner(s), or any other person or representative of the Owner(s), may record all or part of any telephone conversation containing telephone transfer and/or allocation change instructions.

       d) All terms of authorization are binding upon the agents, heirs and assignees of the Owner(s).

       e) This Telephone and Internet Transfer/Allocation Change Authorization will be effective until such time as (a) written revocation is received by The Company's Service Office, or (b) The Company discontinues this privilege, whichever occurs first.

Please check ((check mark)) ONLY one box:

     [ ] I authorize The Company to accept telephone and internet instructions from me or any co-owner.

     [ ] I authorize The Company to accept telephone and internet instructions from me, any co-owner or our Registered Representative.
         (Registered Representatives should contact their broker/dealer for procedures regarding this authorization.)

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11.INVESTMENT ALLOCATION OF NET PREMIUMS - Allocation must be whole numbers.
   Total must be 100%.

SVULonly

If the state law governing your policy requires the refund of premiums on a policy returned during the Right to Return Policy period, net premiums will be held in the Money Market until the end of that period, at which time it will be invested according to the allocation instructions specified below. If the state law requires the refund to be based on accumulated value, net premiums will be invested according to the allocation instructions specified below on the later of the date the policy is approved for issue, or the business day the premium is received at The Company's Service Office.

AGGRESSIVE GROWTH PORTFOLIOS                    GROWTH PORTFOLIOS                  GROWTH & INCOME PORTFOLIOS
----------------------------            ---------------------------------- ------------------------------------------
______% Science & Technology            ______% Quantitative Mid Cap       ______% 500 Index
______% Pacific Rim                     ______% Mid Cap Index              ______% Fundamental Value
______% Health Sciences                 ______% Global                     ______% U.S. Core
______% Emerging Growth                 ______% Capital Appreciation       ______% Large Cap
______% Emerging Small Company          ______% American Growth            ______% Quantitative Value
______% Small Cap                       ______% U.S. Global Leaders Growth ______% American Growth - Income
______% Small Cap Index                 ______% Quantitative All Cap       ______% Equity - Income
______% Dynamic Growth                  ______% All Cap Core               ______% American Blue Chip Income & Growth
______% Mid Cap Stock                   ______% Total Stock Market Index   ______% Income & Value
______% Natural Resources               ______% Blue Chip Growth           ______% PIMCO VIT All Asset
______% All Cap Growth                  ______% U.S. Large Cap             ______% Global Allocation
______% Strategic Opportunities         ______% Core Equity
______% Financial Services              ______% Large Cap Value            INCOME PORTFOLIOS
______% International Opportunities     ______% Classic Value              ______% High Yield
______% International Small Cap         ______% Utilities                  ______% U.S. High Yield Bond
______% International Equity Index      ______% Real Estate Securities     ______% Strategic Bond
______% American International          ______% Small Cap Opportunities    ______% Strategic Income
______% International Value             ______% Small Company Value        ______% Global Bond
______% International Core              ______% Special Value              ______% Investment Quality Bond
                                        ______% Mid Cap Value              ______% Total Return
                                        ______% Value                      ______% American Bond
                                        ______% All Cap Value              ______% Real Return Bond
                                                                           ______% Core Bond
                                                                           ______% Active Bond
                                                                           ______% U.S. Government Securities
______% FIXED ACCOUNT
                                                                           CONSERVATIVE PORTFOLIO
NOTE:   The maximum amount that may                                        ______% Money Market
        be transferred from the Fixed
        Account (FA) in any one policy
        year is the greater of $2000 or
        15% of the FA value at the                                         LIFESTYLE PORTFOLIOS
        previous policy anniversary.                                       ______% Lifestyle Aggressive
                                                                           ______% Lifestyle Growth
                                                                           ______% Lifestyle Balanced
                                                                           ______% Lifestyle Moderate
                                                                           ______% Lifestyle Conservative

11.INVESTMENT ALLOCATION OF NET PREMIUMS - Allocation must be whole numbers.
   Total must be 100%. (continued)

Corporate VUL, Accumulation VUL and Protection VUL only

AGGRESSIVE GROWTH PORTFOLIOS              GROWTH PORTFOLIOS                  GROWTH & INCOME PORTFOLIOS
______% Science & Technology              ______% Quantitative Mid Cap       ______% Growth & Income
______% Pacific Rim                       ______% Mid Cap Index              ______% 500 Index B
______% Health Sciences                   ______% Global                     ______% Fundamental Value
______% Emerging Growth                   ______% Capital Appreciation       ______% U.S. Core
______% Small Cap Growth                  ______% American Growth            ______% Large Cap
______% Emerging Small Company            ______% U.S. Global Leaders Growth ______% Quantitative Value
______% Small Cap                         ______% Quantitative All Cap       ______% American Growth - Income
______% Small Cap Index                   ______% All Cap Core               ______% Equity - Income
______% Dynamic Growth                    ______% Total Stock Market Index   ______% American Blue Chip Income & Growth
______% Mid Cap Stock                     ______% Blue Chip Growth           ______% Income & Value
______% Natural Resources                 ______% U.S. Large Cap             ______% Managed
______% All Cap Growth                    ______% Core Equity                ______% PIMCO VIT All Asset
______% Strategic Opportunities           ______% Large Cap Value            ______% Global Allocation
______% Financial Services                ______% Classic Value
______% International Opportunities       ______% Utilities                  ______% High Yield
______% International Small Cap           ______% Real Estate Securities     ______% U.S. High Yield Bond
______% International Equity Index B      ______% Small Cap Opportunities    ______% Strategic Bond
______% Overseas Equity                   ______% Small Cap Value            ______% Strategic Income
______% American International            ______% Small Company Value        ______% Global Bond
______% International Value               ______% Special Value              ______% Investment Quality Bond
______% International Core                ______% Mid Value                  ______% Total Return
                                          ______% Mid Cap Value              ______% American Bond
                                          ______% Value                      ______% Real Return Bond
                                          ______% All Cap Value              ______% Bond Index B
                                                                             ______% Core Bond
                                                                             ______% Active Bond
                                                                             ______% U.S. Government Securities
                                                                             ______% Short Term Bond
______% FIXED ACCOUNT *
                                                                             CONSERVATIVE PORTFOLIO
NOTE:   Liquidity restrictions apply when                                    ______% Money Market B *
        allocating funds to the Fixed
        Account.
                                                                             LIFESTYLE PORTFOLIOS
OTHER PORTFOLIO                                                              ______% Lifestyle Aggressive *
______%                                                                      ______% Lifestyle Growth *
                                                                             ______% Lifestyle Balanced *
                                                                             ______% Lifestyle Moderate *
                                                                             ______% Lifestyle Conservative *
*These are the only investment options available
 when the ENLG rider is selected on Protection                               ASSET ALLOCATION MODELS
 VUL.
                                                                             ______% Fundamental Value of America *
                                                                             ______% Value Strategy *
                                                                             ______% Growth Blend *
                                                                             ______% Global Balanced *
                                                                             ______% Blue Chip Balanced *

                                                                             NOTE:   Only one Asset Allocation
                                                                                     Model can be selected (allocation
                                                                                     must be 100%).

Allocation of Monthly Charges

12.Please deduct the monthly charges from the following accounts (except
   Mortality and Expense Risk/Asset based Risk charges).

   Account No. __________________ ______% [ ] Check box and attach sheet with additional information,
                                              if necessary.
               __________________ ______%

Owner(s) Signature(s)

Signed at    City         State        This         Day of       Year

-----------  -----------  -----------  -----------  -----------  -----------

   Signature of Witness/Registered
     Representative (as Witness)         Signature of Owner

   X                                     X
   -----------------------------------   -----------------------------------

                                         Signature of Owner

                                         X
                                         -----------------------------------

   Registered Representative Certification - All Registered Representatives sharing commissions must sign this form.

   I certify that a current prospectus (and any supplement) for the policy applied for has been given to the Proposed Life Insured(s), and to the Owner(s) if other than the Proposed Life Insured(s).

   Signature of Registered               Signature of Registered
   Representative                        Representative

   X                                     X
   -----------------------------------   -----------------------------------
   Signature of Registered               Signature of Registered
   Representative                        Representative

   X                                     X
   -----------------------------------   -----------------------------------
   Signature of Registered
   Representative

   X
   -----------------------------------